EXHIBIT 32.1

                            Section 906 Certification

I, Richard L. Hannigan, Sr., Chief Executive Officer and Chief Financial Officer and President of Voyager Entertainment International, Inc., certify that

     (i) the attached annual report on Form 10-Q of Voyager Entertainment International, Inc. for the quarter ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

     (ii) the information contained in the Form 10-Q Report for said period in all material respects, the financial condition and results of operations of Voyager Entertainment International, Inc.


Date: November 16, 2009
                                              /s/ Richard L. Hannigan, Sr.
                                              ----------------------------
                                         President and Chief Executive Officer
                                     (Principal Executive and Financial Officer)